SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 15, 2000


                   INFORMATION MANAGEMENT ASSOCIATES, INC.
                   ---------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                     001-13211
        Connecticut            (Commission File Number)        06-1289928
(State or Other Jurisdiction                                (I.R.S. Employer
     of Incorporation)                                     Identification No.)



             One Corporate Drive, Suite 400, Shelton, Connecticut 06484
             ----------------------------------------------------------
             (Address of principal executive offices) (Zip Code)


                                 (203) 925-6800
              -------------------------------------------------
              Registrant's telephone number including area code



        (Former name or former address, if changed since last report.)


NY/301315.1

Item  5.    Other Events.

      On July 24, 2000, Information Management Associates, Inc. a Connecticut corporation (the "Company "), filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Connecticut (the "Bankruptcy Court").

      Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. The Company's unconsolidated, unaudited monthly operating report for Information Management Associates, Inc. for the month ended August 31, 2000 is filed as
Exhibit 99.1 hereto.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)    Exhibits

            Exhibit No.                 Description
            ----------                  -----------

                  99.1 Unconsolidated Unaudited Monthly Operating Report for the month ended August 31, 2000.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 20, 2000               INFORMATION MANAGEMENT ASSOCIATES, INC.



                                        By:   /s/ Michael P. McGroarty
                                              --------------------------------
                                              Name:  Michael P. McGroarty
                                              Title: Chief Operating Officer
                                                     and General Counsel


NY/301315.1

                                  Exhibit Index
                                  -------------
          Exhibit No.                                Exhibit
          ----------                                 -------

              99.1 Unconsolidated Unaudited Monthly Operating Report for the month ended August 31, 2000.


NY/301315.1